Exhibit 99.1

Rapport Therapeutics Reports Second Quarter 2025 Financials and Provides Business Update

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RAP-219 Phase 2a trial in patients with drug-resistant focal onset seizures is fully enrolled and on track for topline results in September 2025
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Phase 2 trial of RAP-219 in bipolar mania has been initiated and is enrolling patients; trial remains on track, with topline results anticipated in the first half of 2027
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Ended the quarter with $260.4 million in cash, cash equivalents, and short-term investments, excluding restricted cash, which is expected to fund operations through the end of 2026

BOSTON and SAN DIEGO, August 7, 2025 – Rapport Therapeutics, Inc. (Nasdaq: RAPP) (“Rapport” or the “Company”), a clinical-stage biotechnology company dedicated to the discovery and development of small molecule precision medicines for patients with neurological or psychiatric disorders, today reported financial results for the second quarter ending June 30, 2025, and provided a business update.

“We remain on track to report topline results from our Phase 2a trial of RAP‑219 in patients with focal onset seizures in September 2025,” said Abraham N. Ceesay, Chief Executive Officer of Rapport Therapeutics. “This upcoming readout will be a pivotal milestone for our lead program and an opportunity to demonstrate the strength of our precision neuroscience approach. I’m also pleased to share that we have initiated our Phase 2 trial of RAP‑219 in bipolar mania, and we are on track to report topline results in the first half of 2027. This is an important step forward as we advance RAP‑219 into new areas of high unmet need and further build out our pipeline. Our team remains focused on executing these critical milestones and continuing to invest in our promising precision neuroscience discovery programs. We believe this disciplined approach positions us to deliver transformative treatments for patients and drive long-term value for our shareholders.”

BUSINESS HIGHLIGHTS

RAP-219 Lead Program

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Topline Results for RAP-219 Phase 2a Focal Onset Seizure Trial Expected in September 2025. The Phase 2a trial of RAP-219 in drug-resistant focal onset seizures is fully enrolled and on track, with topline results expected in September 2025. This proof-of-concept trial, designed with input from leading epilepsy experts, uses intracranial electroencephalography (iEEG) data from the RNS System® to assess RAP-219’s potential effect on long episodes (LEs), an objective biomarker shown to correlate with clinical seizures.

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Enrolled Patients’ Baseline Characteristics. At the Company’s June 2025 Investor and Analyst Day, preliminary baseline characteristics were shared for the first 14 patients enrolled—those for whom baseline data were available—indicating that the trial population is representative of patients historically enrolled in registrational focal onset seizure trials. The concordance between LEs and electrographic seizures was 92%, and enrolled patients experienced an average of 51 long episodes per 28 days in the 12-week baseline period (8-week retrospective + 4-week prospective) and 10 clinical seizures per 28 days in the 4-week prospective baseline.

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Anticipated Analysis of Phase 2a Topline Data. The Company expects to provide the following data analysis when topline results are reported in September 2025:
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Primary endpoint analysis:
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Proportion of patients achieving ≥30% reduction in LEs during the 8-week treatment period compared with 12-week baseline period
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Median percent change in LE frequency during the 8-week treatment period compared with 12-week baseline period
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Key secondary endpoint analysis:
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Proportion of patients achieving ≥50% reduction in clinical seizures during the 8-week treatment period compared with 4-week prospective baseline
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Median percent change in clinical seizure frequency during the 8-week treatment period compared with 4-week prospective baseline
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Treatment-emergent adverse event (TEAE) incidence and grade

RAP-219 Phase 1 Development Update

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Consolidated Phase 1 Safety Summary. A total of four Phase 1 trials have been conducted—a single ascending dose trial, two multiple ascending dose trials, and a multiple ascending dose human positron emission tomography (PET) trial. Across these trials, 100 healthy volunteers have been exposed to RAP-219.

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In June 2025, the Company provided an update including data from the three completed Phase 1 multiple dose trials, including the PET trial. Final aggregate data (n=64) across the multiple dose trails continue to reinforce RAP-219’s differentiated tolerability:
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All TEAEs were Grade 1 or 2
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No serious adverse events (SAEs), nor clinically significant laboratory, vital signs, or electrocardiogram (ECG) abnormalities
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TEAEs occurred early in dosing and resolved without further action
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Most common TEAEs: headache (n=12), dry mouth (n=5), brain fog (n=5), and fatigue (n=5)
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Three discontinuations

Focal Onset Seizures

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Phase 2a Topline Results Expected in September 2025. The trial remains on track, and the Company expects to announce topline results for its Phase 2a trial in patients with drug-resistant focal onset seizures in September 2025.

Bipolar Disorder

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RAP-219 Advancing into the Clinic in Bipolar Mania. The Company received U.S. Food and Drug Administration (FDA) acceptance of the IND application, and a Phase 2 trial in patients with bipolar mania has been initiated and is enrolling patients, with topline results expected in the first half of 2027.

Peripheral Neuropathic Pain

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Plans for Phase 2a Trial in Diabetic Peripheral Neuropathic Pain (DPNP) Being Finalized.An update on the timeline for initiation of the trial in DPNP is expected in 2025. In the fourth quarter of 2024, the IND submitted to the FDA for RAP-219 in DPNP was placed on clinical hold, and the FDA requested additional information and protocol design amendments.

CORPORATE UPDATES

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Investor and Analyst Day. Rapport hosted its inaugural Investor and Analyst Day on Monday, June 2, 2025, featuring presentations by key executives and a fireside chat with leading epilepsy KOL, Jacqueline A. French, M.D., the principal investigator for the RAP-219 Phase 2a trial. A replay of the webcast and presentation can be found here.

SECOND QUARTER 2025 FINANCIAL RESULTS

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Net Loss: Net Loss for the second quarter of 2025 was $26.7 million, as compared to $18.1 million for the prior year period.
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Research and Development (R&D) Expenses: R&D expense was $22.7 million for the second quarter of 2025, as compared to $15.7 million for the prior year period. The increase in R&D expense was primarily driven by operational costs related to clinical development and costs to support the progression of the Company’s overall pipeline.
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General and Administrative (G&A) Expenses: G&A expense was $6.8 million for the second quarter of 2025, as compared to $5.1 million for the prior year period. The increase in general and administrative expense was primarily driven by costs associated with the growth of the business, in addition to costs incurred to satisfy the requirements of operating as a public company.
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Cash Position: The Company ended the second quarter with $260.4 million in cash, cash equivalents and short-term investments, compared to $285.4 million as of March 31, 2025. The decrease was primarily due to cash outflows on operating activities in the second quarter of 2025.
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Cash Runway: The Company expects that cash, cash equivalents, and short-term investments as of June 30, 2025 will enable the Company to fund its operating expenses and capital expenditure requirements through the end of 2026.

About RAP-219

RAP-219 is a clinical-stage AMPA receptor (AMPAR) negative allosteric modulator (NAM) designed to achieve neuroanatomical specificity through its selective targeting of a receptor associated protein (RAP) known as TARPγ8, which is associated with neuronal AMPARs. Whereas AMPARs are distributed widely in the central nervous system, TARPγ8 is expressed only in discrete regions, including the hippocampus and neocortex, where focal seizures often originate. By contrast, TARPγ8 has minimal expression in the hindbrain, where drug effects are often associated with intolerable adverse events. With this precision approach, the Company believes RAP-219 has the potential to provide a differentiated profile as compared to traditional neuroscience medications. Due to the role of AMPA biology in various neurological disorders and the selective targeting of TARPγ8, the Company believes RAP-219 has pipeline-in-a-product potential and is evaluating the compound as a transformational treatment for patients with focal onset seizures, bipolar disorder, and peripheral neuropathic pain.

Availability of Other Information About Rapport Therapeutics

Rapport Therapeutics uses and intends to continue to use its Investor Relations website and LinkedIn (Rapport Therapeutics) as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website and LinkedIn, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations, and webcasts. The contents of the Company’s website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

About Rapport Therapeutics

Rapport Therapeutics is a clinical-stage biotechnology company dedicated to discovering and developing small molecule precision medicines for patients with neurological or psychiatric disorders. The Company’s founders have made pioneering discoveries related to the function of receptor associated proteins (RAPs) in the brain. Their findings form the basis of Rapport’s RAP technology platform, which enables a differentiated approach to generate precision small molecule product candidates with the potential to overcome many limitations of conventional neurology drug discovery. Rapport’s precision neuroscience pipeline includes the Company’s lead investigational drug, RAP-219, designed to achieve neuroanatomical specificity through its selective targeting of a RAP expressed in only discrete regions of the brain. The

Company is currently pursuing RAP-219 as a potential treatment for focal onset seizures, bipolar mania and diabetic peripheral neuropathic pain. Additional preclinical and late-stage discovery stage programs are also underway, including targeting chronic pain and hearing disorders.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of drug-resistant focal onset seizures, bipolar mania and diabetic peripheral neuropathic pain, including the initiation, timing, progress and results of our ongoing and planned clinical trials; expectations for the activity, tolerability, and commercial potential of RAP-219; the potential of Rapport’s RAP technology platform; and expectations for Rapport’s uses of capital, expenses and financial results, including its cash runway through the end of 2026.

Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K, and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Contact

Julie DiCarlo

Head of Communications & IR

Rapport Therapeutics

jdicarlo@rapportrx.com

Condensed Consolidated Balance Sheet Data

(In thousands)

(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$55,067	$56,805
Short-term investments	205,380	248,475
Restricted cash	105	105
Prepaid expenses and other current assets	9,690	4,417
Total current assets	270,242	309,802
Property and equipment, net	3,172	3,529
Operating lease right of use asset, net	11,047	1,442
Other assets	1,034	160
Total assets	$285,495	$314,933
Liabilities, Convertible Preferred Stock and Stockholders’ Equity
Current liabilities
Accounts payable	$3,176	$1,954
Accrued expenses and other current liabilities	6,944	6,076
Operating lease liability	1,759	737
Total current liabilities	11,879	8,767
Series B preferred stock tranche right liability	—	—
Operating lease liability, net of current portion	10,104	739
Total liabilities	21,983	9,506
Commitments and contingencies
Common Stock	37	37
Additional paid-in capital	438,091	429,657
Accumulated other comprehensive income	(76)	(522)
Accumulated deficit	(174,540)	(123,745)
Total stockholders’ equity	263,512	305,427
Total liabilities, convertible preferred stock, and stockholders’ equity	$285,495	$314,933

Condensed Consolidated Statement of Operations

(In thousands, except share and per share data)

(unaudited)

	For the three months ended June 30,
	2025	2024
Operating expenses
Research and development	$22,680	$15,689
General and administrative	6,816	5,111
Total operating expenses	29,496	20,800
Loss from operations	(29,496)	(20,800)
Other income (expense):
Interest income	2,764	2,679
Change in fair value of preferred stock tranche right liability	—	—
Total other income, net	2,764	2,679
Net loss	$(26,732)	$(18,121)
Net loss per share attributable to common stockholders, basic and diluted	$(0.75)	$(1.70)
Weighted-average common shares outstanding, basic and diluted	35,444,635	10,666,528

Condensed Consolidated Statements of Cash Flows

(In thousands)

(unaudited)

	For the Three Months Ended June 30,
	2025	2024

Net cash used in operating activities	$(25,070)	$(16,352)
Net cash provided by (used in) investing activities	22,596	(107,104)
Net cash (used in) provided by financing activities	(63)	159,353
Net (decrease) increase in cash, cash equivalents and restricted cash	$(2,537)	$35,897